                                                                    EXHIBIT 10.7


                                     FORM OF
                               CONTINUING GUARANTY


          For valuable consideration, the undersigned ("Guarantors") unconditionally guarantee and promise to pay The Sumitomo Bank of California ("Bank"), or order, on demand, in lawful money of the United States, any and all Indebtedness of The Titan Corporation, a Delaware corporation ("Borrowers"), to Bank. The word "Indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Borrowers or any one or more of them heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Borrowers may be liable individually or jointly with others, or whether recovery upon the Indebtedness may be or hereafter becomes barred by any statute of limitations, or whether the Indebtedness may be or hereafter becomes otherwise unenforceable.

          1.   LIABILITY.   The Indebtedness guaranteed hereby for which
Guarantors shall be liable shall include, without limitation, all indebtedness and obligations owing in connection with that certain Commercial Loan Agreement dated August 6, 1994 between Bank and The Titan Corporation, as amended, pursuant to which Bank has agreed to advance to Borrowers up to Twenty-Two Million Dollars ($22,000,000).

          2. CONTINUING GUARANTY. This is a continuing guaranty relating to any Indebtedness, including that arising under successive transactions which shall either continue or from time to time renew the Indebtedness whether or not any prior Indebtedness has been satisfied. This guaranty shall not apply to any new Indebtedness created after actual receipt by Bank of written notice of its revocation. Revocations of this guaranty must be in writing. Said written revocation shall not apply to extensions or renewals of Indebtedness in existence at the time of receipt of the written revocation, or any advances made in connection with the Indebtedness existing at the time of the receipt of the written revocation. Notwithstanding the full payment of any Indebtedness, this guaranty shall remain in effect or be reinstated with respect to such Indebtedness if, in connection with bankruptcy, insolvency or similar proceedings filed by or against the Borrowers, a court enters an order or judgment compelling or requiring the Bank to return any or all payments made with respect to such Indebtedness.

          3. OBLIGATIONS OF GUARANTORS ARE INDEPENDENT. The obligations hereunder are independent of the obligations of Borrowers, and a separate action or actions may be brought and prosecuted against Guarantors whether action is brought against Borrowers or whether Borrowers are joined in any such action or actions; and Guarantors waive the benefit of any statute of limitations affecting their liability hereunder or the enforcement thereof to the extent permitted by law. Any partial payment by Borrowers or other circumstance which operates to toll any statute of limitations as to Borrowers shall operate to toll the statute of limitations as to Guarantors. In addition, the obligations hereunder are in addition to the obligations of Guarantors under any other present or future guaranty of any liability or obligation of Borrowers or any other person.

          4. AUTHORITY TO MODIFY INDEBTEDNESS. Guarantors authorize Bank, without notice or demand and without affecting their liability hereunder or under any other document related to the Indebtedness to which any of the Guarantors is a party, from time to time to (a) renew, compromise, extend, amend, waive, restructure, refinance, release, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Indebtedness or any part thereof, including increasing or decreasing the Indebtedness or the rate of interest thereon; (b) accept new or additional documents, instruments or agreements relative to the Indebtedness; (c) consent to the change, restructure or termination of the corporate structure of Borrower and correspondingly restructure the Indebtedness; (d) take and hold security or additional guarantees for the payment of this guaranty or the Indebtedness guaranteed, and amend, alter, exchange, substitute, transfer, enforce, waive, subordinate, terminate or release any such security; (e) apply such security and direct the order or manner of sale thereof as Bank in its discretion may determine;
(f) release or substitute any one or more of the endorsers or guarantors;
(g) accept partial payment on the Indebtedness; and (h) assign this Guaranty in whole or in part.

          5. WAIVER OF RIGHTS AND DEFENSES. Guarantors waive any right to require Bank to (a) proceed against Borrowers or any other person; (b) proceed against or exhaust any security held from Borrowers; or (c) pursue any other remedy in Bank's power whatsoever. Bank may, at its election, exercise any right or remedy it may have against Borrowers or any security held by Bank, including without limitation the right to foreclose upon any such security by judicial or nonjudicial sale, without affecting or impairing in any way the liability of Guarantors hereunder except to the extent the Indebtedness has been paid, and Guarantors waive any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation or other right or remedy of Guarantors against Borrowers or any such security, whether resulting from such election by Bank or otherwise. Without limiting the foregoing or any other provision of this guaranty, Guarantors waive any defense based upon or arising by reason of:

(i) any disability or other defense of Borrowers or any other person; (ii) the cessation or limitation from any cause whatsoever, other than payment in full, of the Indebtedness of Borrowers or any other person; (iii) any lack of authority of any officer, director, partner, agent or any other person acting or purporting to act on behalf of Borrowers, or any defect in the formation of Borrowers; (iv) the application by Borrowers of the proceeds of any Indebtedness for purposes other than the purposes represented by Borrowers to Guarantors and/or Bank, or intended or understood by Guarantors and/or Bank; (v) any act or omission by Bank which directly or indirectly results in or aids the discharge of Borrowers or any Indebtedness by operation of law or otherwise; or (vi) any modification of the Indebtedness, in any form whatsoever, including any modification made after revocation hereof, to any Indebtedness incurred prior to such revocation, and including without limitation the renewal, extension, acceleration or other change in time for payment of the Indebtedness, or other change in the terms of the Indebtedness or any part thereof, including increase or decrease of the rate of interest thereon. Until all Indebtedness of Borrowers to Bank shall have been paid in full, even though such Indebtedness is in excess of Guarantors' liability hereunder, Guarantors shall have no right of subrogation, and waive any right to enforce any remedy which Bank now has or may hereafter have against Borrowers, and waive any benefit of, and any right to participate in any security now or hereafter held by Bank. Guarantors waive all presentments, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor, and notices of acceptance of this guaranty and of the existence, creation, or incurring of new or additional Indebtedness.

          WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, GUARANTORS EXPRESSLY WAIVE ANY RIGHT, DEFENSE OR BENEFIT UNDER CALIFORNIA CIVIL CODE SECTIONS 2809, 2810, 2819, 2845, 2849, 2850, AND 2855, AND CALIFORNIA CODE OF CIVIL PROCEDURE
SECTIONS 337, 580a, 580b, 580d AND ANY AMENDMENTS THERETO.   GUARANTORS WAIVE
ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY BANK, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A GUARANTEED OBLIGATION, HAS DESTROYED GUARANTORS' RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST BORROWERS BY THE OPERATION OF SECTION 580d OF THE CALIFORNIA CODE OF CIVIL PROCEDURE OR OTHERWISE. AS AN ADDITIONAL EXPLANATION, AND WITHOUT LIMITING THE FOREGOING IN ANY MANNER, BANK MAY ELECT TO FORECLOSE UPON THE REAL PROPERTY SECURING THE INDEBTEDNESS OF BORROWERS PURSUANT TO THE POWER OF SALE CONTAINED IN ANY DEED OF TRUST SECURING THE INDEBTEDNESS OR BY A LAWSUIT TO ESTABLISH ANY DEFICIENCY BETWEEN THE INDEBTEDNESS AND THE VALUE OF THE REAL PROPERTY. IF BANK ELECTS TO FORECLOSE PURSUANT TO THE POWER OF SALE, CALIFORNIA COURTS HAVE HELD THAT GUARANTORS WILL HAVE A DEFENSE TO ANY DEFICIENCY BECAUSE GUARANTORS' SUBROGATION RIGHTS AGAINST BORROWERS WILL BE CUT OFF BY SECTION 580d OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. THE LOSS OF THOSE

SUBROGATION RIGHTS GIVES GUARANTORS IMMUNITY FROM ANY DEFICIENCY JUDGMENT. GUARANTORS, WITH FULL UNDERSTANDING OF THIS IMMUNITY, AND IN RETURN FOR BANK'S AGREEMENT TO EXTEND CREDIT TO BORROWERS, HEREBY WAIVE, IN ADVANCE, THE BENEFIT OF THIS ANTIDEFICIENCY DEFENSE AND RELINQUISHES THE RIGHT TO IMMUNITY FROM A DEFICIENCY JUDGMENT, IF BANK ELECTS TO FORECLOSE BY SALE UNDER THE POWER OF SALE CONTAINED IN THE DEED OF TRUST.

          6. INFORMATION ABOUT BORROWER'S FINANCIAL CONDITION. Guarantors assume the responsibility for being and keeping themselves informed of the business, operation and financial condition of Borrowers and of all other circumstances bearing upon the risk of nonpayment of the Indebtedness which diligent inquiry would reveal, and agree that absent a written request for such information by Guarantors, Bank shall have no duty to advise Guarantors of information, matter, fact or thing now or hereafter known to it regarding such conditions or any such circumstance.

          7. LIENS AND SETOFF. In addition to all liens upon, and rights of setoff against the moneys, securities or other property of Guarantors given to Bank by law, Bank shall have a lien upon and a right of setoff against all moneys, securities and other property of Guarantors, now or hereafter in the possession of or on deposit with Bank, whether held in a general or special account or deposit, or for safekeeping or otherwise; and every such lien and right of setoff may be exercised without demand upon or notice to Guarantors. No lien or right of setoff shall be deemed to have been waived by any act or conduct on the part of Bank, or by any neglect to exercise such right of setoff or to enforce such lien, or by any delay in so doing; and every right of setoff and lien shall continue in full force and effect until such right of setoff or lien is specifically waived or released by an instrument in writing executed by Bank.

          8. ACCELERATION. If this guaranty is secured by a deed of trust, the deed of trust contains the following statement (Due on Sale clause): Upon default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, or in the event Trustor or any successor in interest to Trustor in the property sells, conveys, alienates, assigns or transfers said property, or any part thereof, or any interest therein, or becomes divested of Trustor's title or any interest therein in any manner of way, whether voluntary or involuntary. Beneficiary shall have the right, at its option, to declare said note or notes and any other indebtedness or obligation secured hereby, irrespective of maturity dates specified in any note or written agreement evidencing the same, immediately due and payable without notice or demand, and no wavier of this right shall be valid or enforceable unless in writing and signed by Beneficiary.

          9. SUBORDINATION. Any Indebtedness of Borrowers now or hereafter held by Guarantors is hereby subordinated to the Indebtedness of Borrowers to Bank; and such Indebtedness of Borrowers to Guarantors is hereby assigned to Bank as security for this guaranty and if Bank so requests shall be collected, enforced and received by Guarantors as trustees for Bank and be paid over to Bank on account of the Indebtedness of Borrowers to Bank but without reducing or affecting in any manner the liability of Guarantors under the other provisions of this guaranty.

          10. WAIVER OF RIGHTS OF SUBROGATION. Notwithstanding anything to the contrary contained herein or in any other document to which any of the Guarantors is a party, Guarantors expressly waive any and all rights to subrogation, reimbursement, exoneration, contribution, setoff or any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker, and which any of the Guarantors may have or hereafter acquire against Borrowers or any other person in connection with or as a result of Guarantors' execution, delivery and/or performance of this guaranty or any other document to which any of the Guarantors is a party, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law. Guarantors shall not have or assert any such rights against Borrowers or their successors and assigns or any other person (including any surety), either directly or as an attempted setoff to any action commenced against any of the Guarantors by any of the Borrowers (as borrowers or in any other capacity), Bank or any other person. Guarantors hereby acknowledge and agree that this waiver is intended to benefit Borrowers and Bank and shall not limit or otherwise affect Guarantors' liability under this guaranty, under any other document to which any of the Guarantors is a party, or the enforceability hereof or thereof. In furtherance, and not in limitation, of the preceding waiver, Guarantors agree that any payments made by them under this guaranty shall be deemed a contribution to the capital of Borrowers or other obligated party and any such payment shall not cause Guarantors to become creditors of Borrowers or other such party.

          11. ADDITIONAL REPRESENTATION AND WARRANTIES. Without limiting any other provision of this guaranty, Guarantors represent and warrant that (a) there is an express benefit, either directly or indirectly, to Guarantors in executing this guaranty, which offsets their liability to Bank under this guaranty; (b) this Guaranty is executed at Borrowers' request; (c) Guarantor has not and shall not, without the prior written consent of Bank, sell, lease, assign, encumber, hypothecate, transfer or otherwise dispose of all or a substantial or material part of Guarantor's assets other than in the ordinary course of business; and (d) Bank has made no representation to Guarantor as to the creditworthiness of any of the Borrowers.

          12. TRANSFER OF GUARANTY. This guaranty shall, without further reference, pass to and may be relied upon and enforced by any successor or assignee of Bank and any transferee or subsequent holder of any of the Indebtedness.

          13. AUTHORITY OF OFFICERS. Where any one or more of Borrowers are corporations or partnerships it is not necessary for Bank to inquire into the powers of Borrowers or the officers, directors, partners or agents acting or purporting to act on their behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

          14. ATTORNEYS' FEES. Guarantors agree to pay a reasonable attorneys' fee and all other costs and expenses which may be incurred by Bank in the enforcement of this guaranty.

          15. RECOURSE TO SEPARATE PROPERTY. Any married person who signs this guaranty hereby expressly agrees that recourse may be had against his or her separate property for all his or her obligations under this guaranty.

          16. RIGHTS CUMULATIVE. The rights, powers and remedies given to Bank by this guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given Bank by virtue of any statute, rule of law, or any agreement between Guarantors and Bank or between Borrowers and Bank. Any forbearance or failure or delay by Bank in exercising any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Bank shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing signed by Bank.

          17. SUCCESSORS AND ASSIGNS. The guaranty shall bind Guarantors' successors and assigns. Bank may without notice assign the guaranty in whole or in part.

          18. APPLICABLE LAW. This guaranty shall be governed by, and construed in accordance with, the laws of the State of California.

          19. JOINT AND SEVERAL. The obligations of Guarantors hereunder are joint and several.

          20. SECTION HEADINGS. The section headings used in this guaranty are for convenience of reference only and shall not limit or otherwise affect this guaranty.

          21. SINGULAR, PLURAL. Whenever the context requires, all words used in the singular will be construed to have been used in the plural, and vice versa, and each gender will include any other gender. Therefore, in all cases where there is but a single Borrower or a single Guarantor, then all words used herein in the plural shall be deemed to have been used in the singular where the context and construction so require; and when there is more than one Borrower named herein, or when this guaranty is executed by more than one Guarantor, the word "Borrowers" and the word "Guarantors" respectively shall mean all and any one or more of them.

          22. MODIFICATION. This guaranty may not be amended or modified except by a writing executed by Bank and Guarantors.

          23. ACKNOWLEDGMENTS. Guarantors acknowledge that they have read and fully understood all of the provisions of this guaranty.

          IN WITNESS WHEREOF, the undersigned Guarantors have executed this guaranty this 6th day of September 1996.


                                   "Guarantors":

                                   TITAN INFORMATION SYSTEMS CORPORATION, a
                                   Delaware corporation



                                   By
                                      ------------------------------------------

                                      ------------------------------------------
                                           [Printed Name and Title]


                                   By
                                      ------------------------------------------

                                      ------------------------------------------
                                           [Printed Name and Title]